Exhibit 99.2

 STONERIDGE, INC.

 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

 As of March 31, 2014

 (Unaudited)

		Wiring	Pro Forma		Pro Forma
(in thousands)	Historical (1)	Business (2)	Adjustments		Stoneridge
ASSETS

Current assets:
Cash and cash equivalents	$48,427	$-	$66,971	(a)	$115,398
Accounts receivable	150,599	43,307	-		107,292
Inventories, net	129,644	35,921	-		93,723
Prepaid expenses and other current assets	33,728	3,060	-		30,668
Total current assets	362,398	82,288	66,971		347,081

Long-term assets:
Property, plant and equipment, net	109,602	23,787	-		85,815
Intangible assets, net	70,002	322	-		69,680
Goodwill	60,408	4,173	-		56,235
Investments and other long-term assets, net	10,546	298	-		10,248
Total long-term assets	250,558	28,580	-		221,978
Total assets	$612,956	$110,868	$66,971		$569,059

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of debt	$21,559	$-	$-		$21,559
Accounts payable	91,245	34,083	-		57,162
Accrued expenses and other current liabilities	58,905	8,581	-		50,324
Total current liabilities	171,709	42,664	-		129,045

Long-term liabilities:
Long-term debt, net	184,077	-	-		184,077
Deferred income taxes	57,844	-	-		57,844
Other long-term liabilities	4,429	-	-		4,429
Total long-term liabilities	246,350	-	-		246,350

Shareholders' equity:
Preferred Shares, without par value, authorized
5,000 shares, none issued	-	-	-		-
Common Shares, without par value, authorized
60,000 shares, issued 28,851 shares and
outstanding 28,244 shares with no stated value	-	-	-		-
Additional paid-in capital	188,909	-	-		188,909
Common Shares held in treasury, 607 at cost	(1,193)	-	-		(1,193)
Accumulated deficit	(6,303)	70,855	69,622		(7,536)
Accumulated other comprehensive loss	(26,423)	(2,651)	(2,651)		(26,423)
Total Stoneridge Inc. shareholders' equity	154,990	68,204	66,971	(b)	153,757
Noncontrolling interest	39,907	-	-		39,907
Total shareholders' equity	194,897	68,204	66,971		193,664
Total liabilities and shareholders' equity	$612,956	$110,868	$66,971		$569,059

(1)	As reported in Stoneridge, Inc. unaudited financial statements contained in its Quarterly Report on Form 10-Q as of March 31, 2014.

(2)	Derived from Wiring business reported numbers contained in Stoneridge, Inc. Quarterly Report on Form 10-Q as of March 31, 2014 adjusted for assets and liabilities excluded from the purchase agreement.

The accompanying notes are an integral part of these condensed consolidated financial statements.

STONERIDGE, INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

Three months ended March 31, 2014

(Unaudited)

		Wiring	Pro Forma		Pro Forma
(in thousands, except per share data)	Historical (1)	Business (2)	Adjustments		Stoneridge

Net sales	$236,389	$75,059	$-		$161,330

Costs and expenses:
Cost of goods sold	181,600	68,407	-		113,193
Selling, general and administrative	47,221	7,228	(1,858	)(c)	41,851

Operating income	7,568	(576)	1,858		6,286

Interest expense, net	4,940	11	-		4,929
Equity in earnings of investee	(238)	-	-		(238)
Other expense, net	1,946	31	-		1,915

Income (loss) before income taxes	920	(618)	1,858		(320)

Provision for income taxes	430	187	-		243

Net income (loss)	490	(805)	1,858		(563)

Net loss attributable to noncontrolling interest	(978)	-	-		(978)

Net income (loss) attributable to Stoneridge, Inc.	$1,468	$(805)	$1,858		$415

Earnings per share attributable to Stoneridge, Inc.:
Basic	$0.05				$0.02
Diluted	$0.05				$0.02

Weighted-average shares outstanding:
Basic	26,854				26,854
Diluted	27,409				27,409

(1)	As reported in Stoneridge, Inc. unaudited financial statements contained in its Quarterly Report on Form 10-Q as of March 31, 2014.

(2)	Derived from Wiring business reported numbers contained in Stoneridge, Inc. Quarterly Report on Form 10-Q as of March 31, 2014.

The accompanying notes are an integral part of these condensed consolidated financial statements.

 STONERIDGE, INC.

 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 Year ended December 31, 2013

 (Unaudited)

		Wiring	Pro Forma		Pro Forma
(in thousands, except per share data)	Historical (1)	Business (2)	Adjustments		Stoneridge

Net sales	$947,830	$288,344	$-		$659,486

Costs and expenses:
Cost of goods sold	721,809	268,278	-		453,531
Selling, general and administrative	186,317	30,247	(7,482	)(c)	163,552

Operating income	39,704	(10,181)	7,482		42,403

Interest expense, net	18,346	250	-		18,096
Equity in earnings of investee	(476)	-	-		(476)
Other expense, net	1,100	(357)	-		1,457

Income (loss) before income taxes	20,734	(10,074)	7,482		23,326

Provision for income taxes	4,226	1,429	-		2,797

Net income (loss)	16,508	(11,503)	7,482		20,529

Net income attributable to noncontrolling interest	1,377	-	-		1,377

Net income (loss) attributable to Stoneridge, Inc.	$15,131	$(11,503)	$7,482		$19,152

Earnings per share attributable to Stoneridge, Inc.:
Basic	$0.57				$0.72
Diluted	$0.56				$0.70

Weighted-average shares outstanding:
Basic	26,671				26,671
Diluted	27,193				27,193

(1)	As reported in Stoneridge, Inc. audited financial statements contained in its Annual Report on Form 10-K as of December 31, 2013.

(2)	Derived from Wiring business reported numbers contained in Stoneridge, Inc. Annual Report on Form 10-K as of December 31, 2013.

The accompanying notes are an integral part of these condensed consolidated financial statements.

 STONERIDGE, INC.

 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 Year ended December 31, 2012

 (Unaudited)

		Wiring	Pro Forma		Pro Forma
(in thousands, except per share data)	Historical (1)	Business (2)	Adjustments		Stoneridge

Net sales	$938,513	$326,047	$-		$612,466

Costs and expenses:
Cost of goods sold	713,869	286,670	-		427,199
Selling, general and administrative	195,915	39,212	(8,659	)(c)	165,362

Operating income	28,729	165	8,659		19,905

Interest expense, net	20,033	164	-		19,869
Equity in earnings of investee	(760)	-	-		(760)
Other expense, net	4,896	290	-		4,606

Income (loss) before income taxes	4,560	(289)	8,659		(3,810)

Provision (benefit) for income taxes	812	845	-		(33)

Net income (loss)	3,748	(1,134)	8,659		(3,777)

Net income loss attributable to noncontrolling interest	(1,613)	-	-		(1,613)

Net income (loss) attributable to Stoneridge, Inc.	$5,361	$(1,134)	$8,659		$(2,164)

Earnings per share attributable to Stoneridge, Inc.:
Basic	$0.20				$(0.08)
Diluted	$0.20				$(0.08)

Weighted-average shares outstanding:
Basic	26,377				26,377
Diluted	27,032				27,032

(1)	As reported in Stoneridge, Inc. audited financial statements contained in its Annual Report on Form 10-K as of December 31, 2012.

(2)	Derived from Wiring business reported numbers contained in Stoneridge, Inc. Annual Report on Form 10-K as of December 31, 2012.

The accompanying notes are an integral part of these condensed consolidated financial statements.

 STONERIDGE, INC.

 PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

 Year ended December 31, 2011

 (Unaudited)

		Wiring	Pro Forma		Pro Forma
(in thousands, except per share data)	Historical (1)	Business (2)	Adjustments		Stoneridge

Net sales	$765,373	$325,549	$-		$439,824

Costs and expenses:
Cost of goods sold	618,596	300,061	-		318,535
Selling, general and administrative	128,306	43,594	(8,097	)(c)	92,809
Goodwill impairment charge	4,945	-	-		4,945

Operating income	13,526	(18,106)	8,097		23,535

Interest expense, net	17,234	78	-		17,156
Equity in earnings of investee	(10,034)	-	-		(10,034)
Gain on previously held equity interest	(65,372)	-	-		(65,372)
Other expense, net	56	(1,065)	-		1,121

Income (loss) before income taxes	71,642	(17,119)	8,097		80,664

Provision for income taxes	26,105	790	-		25,315

Net income (loss)	45,537	(17,909)	8,097		55,349

Net loss attributable to noncontrolling interest	(3,820)	-	-		(3,820)

Net income attributable to Stoneridge, Inc.	$49,357	$(17,909)	$8,097		$59,169

Earnings per share attributable to Stoneridge, Inc.:
Basic	$2.04				$2.45
Diluted	$2.00				$2.40

Weighted-average shares outstanding:
Basic	24,181				24,181
Diluted	24,645				24,645

(1)	As reported in Stoneridge, Inc. audited financial statements contained in its Annual Report on Form 10-K as of December 31, 2011.

(2)	Derived from Wiring business reported numbers contained in Stoneridge, Inc. Annual Report on Form 10-K as of December 31, 2011.

The accompanying notes are an integral part of these condensed consolidated financial statements.

STONERIDGE, INC.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro forma adjustments reflect only those adjustments which are supportable and directly attributable to the transaction and do not include the impact of contingencies. Pro forma adjustments include the following (in thousands):

(a)	To record cash proceeds for the sale of the Wiring business of $71,352 net of transaction costs of $897 and an estimated working capital adjustment of $3,484. Final net cash proceeds will be affected by a customary post-closing working capital adjustment.

(b)	Adjustment to shareholder’s equity of $68,864 consists of net assets of the Wiring business sold to Motherson of $68,204 and the estimated loss on sale of net assets of $1,897 (net of taxes of $1,233). The loss is derived from the March 31, 2014 pro forma statements, the most recently available financial information.

(c)	Adjustment for Corporate management fees not directly attributable to the Wiring business.